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                                                                      EXHIBIT 23

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 6, 1997, included in this Annual Report on Form 11-K for the year ended December 31, 1996, into the previously filed Form S-8 Registration Statement of the Tenneco Packaging 401(K) Savings Plan (File No. 333-17487).

                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
June 27, 1997